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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2004
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

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
               Delaware                               333-115858                            74-2440850
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            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)

                        745 Seventh Avenue, 7th Floor
                             New York, New York                                               10019
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                  (Address of principal executive offices)                                   Zip Code

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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        Other Events.
                  ------------

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,138,431,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-AX, Class 4-PAX, Class 5-A, Class 5-AX, Class M, Class MX, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B5, Class B5X, Class B6, Class B6X, Class B7, Class B7X, Class CX and Class R of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-18 on November 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated November 19, 2004, as supplemented by the Prospectus Supplement, dated November 24, 2004, and the Supplement to the Prospectus Supplement, dated November 29, 2004 (together, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-AX, Class 4-PAX, Class 5-A, Class 5-AX, Class M, Class MX, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B5, Class B5X, Class B6, Class B6X, Class B7, Class B7X, Class B8, Class B8X, Class B9, Class B10, Class P-I, Class P-II, Class CX and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,155,774,399.07 as of November 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


                                       2

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ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

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              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    1.1                        Terms Agreement, dated November 23, 2004, between Structured Asset
                                               Securities Corporation, as Depositor, and Lehman Brothers Inc., as
                                               the Underwriter.

                    4.1                        Trust Agreement, dated as of November 1, 2004, among Structured Asset
                                               Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                                               Master Servicer, and Wells Fargo Bank, National Association, as
                                               Trustee.

                    99.1                       Mortgage Loan Sale and Assignment Agreement, dated as of November 1,
                                               2004, between Lehman Brothers Holdings Inc., as Seller, and
                                               Structured Asset Securities Corporation, as Purchaser.

                    99.2                       Servicing Agreement, dated as of November 1, 2004, between Lehman
                                               Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.3                       Transfer Notice, dated as of November 1, 2004, between Colonial
                                               Savings, F.A. and Lehman Brothers Holdings Inc.

                    99.4                       Reconstituted Servicing Agreement, dated as of November 1, 2004, between Bank of America, N.A. and Lehman Brothers Holdings Inc.

                    99.5                       Reconstituted Servicing Agreement, dated as of November 1, 2004, between CitiMortgage, Inc. and Lehman Brothers Holdings Inc.

                    99.6                       Reconstituted Servicing Agreement, dated as of November 1, 2004, between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

                    99.7                       Reconstituted Servicing Agreement, dated as of November 1, 2004, between First National Bank of Nevada and Lehman Brothers Holdings
                                               Inc.

                    99.8                       Reconstituted Servicing Agreement, dated as of November 1, 2004, between Greenpoint Mortgage Funding Inc. and Lehman Brothers Holdings
                                               Inc.
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                                                          3
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                    99.9                       Reconstituted Servicing Agreement, dated as of November 1, 2004, between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

                    99.10                      Reconstituted Servicing Agreement, dated as of November 1, 2004, between Pinnacle Financial Corporation and Lehman Brothers Holdings
                                               Inc.

                    99.11                      Reconstituted Servicing Agreement, dated as of November 1, 2004, between Washington Mutual Bank, FA. and Lehman Brothers Holdings Inc.

                    99.12                      Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and
                                               Colonial Savings, F.A.

                    99.13                      Flow Mortgage Loan Sale and Servicing Agreement, dated August 1, 2004, between the Lehman Brothers Bank, FSB and Bank of America, N.A.

                    99.14                      Flow Mortgage Loan Purchase and Servicing Agreement, dated and effective as of May 1, 2004, between Lehman Brothers Bank, FSB and
                                               Citimortgage, Inc.

                    99.15                      Flow Seller's Warranties and Servicing Agreement, dated as of June 1,
                                               2004, by and between Lehman Brothers Bank, FSB and Countrywide Home
                                               Loans, Inc.

                    99.16                      Master Interim Servicing Agreement, dated as of September 24, 2004, by and between Lehman Brothers Bank, FSB and First National Bank of
                                               Nevada

                    99.17                      Flow Mortgage Loan Purchase, Warranties and Servicing Agreement,
                                               dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and Greenpoint Mortgage Funding Inc.

                    99.18                      Seller's Warranties and Servicing Agreement, dated as of July 1,
                                               2003, between the Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.
                                               (Group No. 2003-1).

                    99.19                      Interim Servicing Agreement, dated as of February 12, 2004, by and between the Lehman Brothers Bank, FSB and Pinnacle Financial
                                               Corporation.

                    99.20                      Servicing Agreement, dated as of September 1, 2003 by and between
                                               Lehman Brothers Bank, FSB and Washington Mutual Bank, FA and
                                               Amendment No. 1, dated as of July 1, 2004.

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                                                          4
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:  /s/ Michael C. Hitzmann
                                            ---------------------------
                                       Name:    Michael C. Hitzmann
                                       Title:   Vice President

Date:  December 15, 2004



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                                  EXHIBIT INDEX

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Exhibit No.                                               Description                                  Page No.
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

1.1                       Terms Agreement, dated November 23, 2004, between Structured Asset
                          Securities Corporation, as Depositor, and Lehman Brothers Inc., as the
                          Underwriter.

4.1                       Trust Agreement, dated as of November 1, 2004, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer, and Wells Fargo Bank, National Association, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Servicing Agreement, dated as of November 1, 2004, between Lehman Brothers
                          Holdings Inc. and Aurora Loan Services Inc.

99.3                      Transfer Notice, dated as of November 1, 2004, between Colonial Savings,
                          F.A. and Lehman Brothers Holdings Inc.

99.4                      Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          Bank of America, N.A. and Lehman Brothers Holdings Inc.

99.5                      Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          CitiMortgage, Inc. and Lehman Brothers Holdings Inc.

99.6                      Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

99.7                      Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          First National Bank of Nevada and Lehman Brothers Holdings Inc.

99.8                      Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          Greenpoint Mortgage Funding Inc. and Lehman Brothers Holdings Inc.
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99.9                      Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

99.10                     Reconstituted Servicing Agreement, dated as of November 1, 2004 between
                          Pinnacle Financial Corporation and Lehman Brothers Holdings Inc.

99.11                     Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          Washington Mutual Bank, FA. and Lehman Brothers Holdings Inc.

99.12                     Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                          Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
                          F.A.

99.13                     Flow Mortgage Loan Sale and Servicing Agreement, dated August 1, 2004, between the Lehman Brothers Bank, FSB and Bank of America, N.A.

99.14                     Flow Mortgage Loan Purchase and Servicing Agreement, dated and effective as of May 1, 2004, between Lehman Brothers Bank, FSB and Citimortgage,
                          Inc.

99.15                     Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.16                     Master Interim Servicing Agreement, dated as of September 24, 2004, by and between Lehman Brothers Bank, FSB and First National Bank of Nevada

99.17                     Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of
                          August 1, 2003, by and between Lehman Brothers Bank, FSB and Greenpoint Mortgage
                          Funding Inc.

99.18                     Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, between the
                          Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B. (Group No. 2003-1).

99.19                     Interim Servicing Agreement, dated as of February 12, 2004, by and between the
                          Lehman Brothers Bank, FSB and Pinnacle Financial Corporation.

99.20                     Servicing Agreement, dated as of September 1, 2003 by and between Lehman
                          Brothers Bank, FSB and Washington Mutual Bank, FA and Amendment No. 1,
                          dated as of July 1, 2004.


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